Financial instruments disclosures (Notes)	6 Months Ended
Jun. 30, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial instruments disclosures
Financial instruments disclosures
Except where stated, the information given below relates to the financial instruments of the parent companies and their subsidiaries and joint operations, and excludes those of equity accounted units.
Fair values disclosure of financial instruments
The carrying amounts and fair values of all of the Group’s financial instruments which are not carried at an amount which approximates their fair value at 30 June 2019 and 31 December 2018 are shown in the following table. The fair values of the Group's cash and loans to equity accounted units approximate their carrying values as a result of their short maturity or because they carry floating rates of interest.

	30 June 2019(a)		31 December 2018
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Short term borrowings	(842)	(846)	(312)	(312)
Medium-term and long-term borrowings	(12,123)	(13,864)	(12,440)	(13,554)

(a)	The carrying value and fair value at 30 June 2019 excludes lease liabilities. This reflects the amendments made to IFRS 7 upon implementation of IFRS 16.

Borrowings with a carrying value of US$7.7 billion (31 December 2018: US$7.5 billion) relate to listed bonds. These have a fair value of US$9.0 billion (31 December 2018: US$8.3 billion) calculated using level 1 observable market price inputs.

Borrowings with a carrying value of US$4.2 billion (31 December 2018: US$4.2 billion) relate to Oyu Tolgoi project finance and have a fair value of US$4.7 billion (31 December 2018: US$4.6 billion). The fair value of these borrowings has been calculated using level 3 valuation inputs including a market yield, the variability of which is considered a reasonable indicator of fair value movements on amounts outstanding under the project finance facility, over the pre-completion period. Post-completion, the fair value has been estimated with reference to the annual interest rate on each tranche of the facility, and consideration of factors that could indicate a change in the credit assessment of Oyu Tolgoi LLC as a counterparty to project finance. These considerations include in-country risk relating to the Oyu Tolgoi project, and the assumed date of transition from pre-completion to post-completion.

The remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield and are categorised as level 2 in the fair value hierarchy.
Fair values disclosure of financial instruments continued
Valuation hierarchy of financial instruments carried at fair value on a recurring basis
The table below shows the financial instruments carried at fair value by valuation method in accordance with IFRS 9 at 30 June 2019:

	Total US$m	Level 1(a)(i) US$m	Level 2(b)(i) US$m	Level 3(c)(i) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)	6,861	4,196	—	—	2,665
Investments in equity shares and funds	136	102	—	34	—
Other investments, including loans(e)	2,841	2,603	—	219	19
Trade and other receivables(f)	3,052	16	1,189	—	1,847
	12,890	6,917	1,189	253	4,531
Derivatives (net)
Forward contracts: designated as hedges(g)	11	—	—	11	—
Forward contracts and option contracts, not designated as hedges(g)	416	—	38	378	—
Derivatives related to net debt(h)	(134)	—	(134)	—	—
Liabilities
Trade and other payables	(5,207)	—	(54)	—	(5,153)
	7,976	6,917	1,039	642	(622)
The table below shows the financial instruments carried at fair value by valuation method in accordance with IFRS 9 at 31 December 2018:

	Total US$m	Level 1(a)(i) US$m	Level 2(b)(i) US$m	Level 3(c)(i) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)	10,773	7,994	—	—	2,779
Investments in equity shares and funds	130	92	—	38	—
Other investments, including loans(e)	2,782	2,544	—	232	6
Trade and other receivables(f)	3,007	20	972	—	2,015
	16,692	10,650	972	270	4,800
Derivatives (net)
Forward contracts and option contracts: designated as hedges(g)	8	—	—	8	—
Forward contracts and option contracts, not designated as hedges(g)	334	—	(25)	359	—
Derivatives related to net debt(h)	(288)	—	(288)	—	—
Liabilities
Trade and other financial payables	(5,552)	—	(39)	—	(5,513)
	11,194	10,650	620	637	(713)
Fair values disclosure of financial instruments continued

(a)	Valuation is based on unadjusted quoted prices in active markets for identical financial instruments. This category includes listed investments in equity shares and funds.

(b)
Valuation is based on inputs that are observable for the financial instruments; which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.

(c)	Valuation is based on inputs for the asset or liability that are not based on observable market data (unobservable inputs).

(d)	Cash and cash equivalents include money market funds which are treated as fair value through profit or loss (‘FVPL’) under IFRS 9 with the fair value movements going into finance income.

(e)
Other investments, including loans, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables. The royalty receivables are valued based on future expected output as well as future expected commodity prices.

(f)
Trade receivables include provisionally priced receivables. Revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts. Changes between the provisional price and the final price are recorded separately within revenue. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 30 June 2019, US$1,065 million (31 December 2018: US$889 million) of provisionally priced receivables were recognised.

(g)
Level 3 financial instruments primarily consist of electricity purchase contracts linked to the LME and Mid West premium prices with terms expiring between 2025 and 2030 (31 December 2018: 2025 and 2030). These contracts are measured using discounted cash flows and option model valuation techniques and have a net fair value of US$384 million at 30 June 2019 (31 December 2018: US$338 million).

(h)
Interest rate and currency interest rate swaps are valued using applicable market quoted swap yield curves adjusted for relevant basis and credit default spreads. Currency interest rate swap valuations also use market quoted foreign exchange rates. A discounted cash flow approach is applied to the cash flows derived from the inputs to determine fair value.

(i)	There were no material transfers between Level 1 and Level 2 or between Level 2 and Level 3 for the six months to 30 June 2019 or the year to 31 December 2018.

Fair values disclosure of financial instruments continued

Level 3 Financial instruments
The table below shows the summary of changes in the fair value of the Group's Level 3 financial assets and financial liabilities for the six months to 30 June 2019 and the year ended 31 December 2018.

Level 3 Financial assets and liabilities	30 June 2019
US$m
Opening balance	637
Currency translation adjustments	2
Total realised gains included in:
– net operating costs	8
Total unrealised gains included in:
– net operating costs	17
Total unrealised losses transferred into other comprehensive income	(10)
Additions	2
Disposals/maturity of financial instruments	(14)
Closing balance	642
Total gains included in the income statement for assets and liabilities held at end of period	11

Sensitivity analysis in respect of level 3 financial instruments
Forward contracts and options whose fair value is determined using unobservable inputs are calculated using appropriate discounted cash flow and option model valuation techniques.
The most significant unobservable input relates to the aluminium price. After using the 10 year LME forward curve, prices are then flat lined and increased by projected inflation beyond the curve up to the date of expiry of each contract. The range of unobservable aluminium market prices are US$2,473 per metric tonne in 2029 to US$2,556 per metric tonne in 2030. A 10 per cent increase in the unobservable pricing assumption would result in a US$17 million (31 December 2018: US$22 million) decrease in carrying value. A 10 per cent decrease would result in a US$2 million (31 December 2018: US$14 million) increase in carrying value.
The Group continues to hold royalty assets from the sale of its coal assets in prior periods. The value is determined using level 3 unobservable inputs. The main unobservable input is the long-term coal price used over the life of the royalty assets. A 15 per cent increase in the coal forward price would result in a US$195 million increase in the carrying value (31 December 2018: US$181 million). A 15 per cent decrease would result in a US$39 million decrease in the carrying value (31 December 2018: US$95 million).